UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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SENOMYX, INC.

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On April 5, 2017, Senomyx, Inc. presented the following information at the 2017 Annual Needham Healthcare Conference.

SOURCE: Senomyx, Inc.

Senomyx
Needham Healthcare Conference

April 5, 2017



senomyx
A Healthier Way To Flavor

Forward Looking Statement

These slides accompany an oral presentation by Senomyx, Inc. Information presented in this presentation contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the development, growth and expansion of the Company's business, the Company's intent, belief, or current expectations, primarily with respect to the Company's future operating performance, and the product the Company expects to offer and other statements regarding matters that are not historical facts, are forward-looking statements. Forward-looking statements generally can be identified by words such as "may," "will," "could," "anticipate," "expect," "intend," "believe," "continue," or the negative of such terms, or other comparable terminology. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company's operations and may cause the Company's actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company's plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company's reports and filings with the SEC including, without limitation, most recently the Company's Annual Report on Form 10-K for the period ended December 31, 2016, under the heading Item 1A - "Risk Factors" and the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations." The forward-looking statements speak only as of the date on which they are made and the Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise, except as required by law. Each forward-looking statement contained in the Company's proxy statement is specifically qualified in its entirety by the aforementioned factors. You are advised to carefully read the Company's proxy statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.

Important Additional Information

Senomyx, its directors and certain of its executive officers are participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company's annual meeting of shareholders scheduled to be held on May 11, 2017. The Company has filed a definitive proxy statement and a WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with its solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants in this solicitation by the Company, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Shareholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available for no charge at http://proxy2017.senomyx.com, by writing to the Company at 4767 Nexus Centre Drive, San Diego, California 92121 or by calling the Company's proxy solicitor, Morrow Sodali, at 1 (800) 662-5200.

About Senomyx
Key Highlights

- NASDAQ listed: **SNMX**
- Leading company using proprietary taste receptor technologies to develop novel products for the packaged food, beverage, and ingredient supply industries
- Multi-pronged B2B business model generating both development & commercial revenues
  - World leading food & beverage collaborators have provided over $250 million in funding to SNMX
  - Commercialization of flavor ingredients through royalty-based collaborations and direct sales
- Proprietary – and proven – technology
  - > 500 issued patents globally
  - 8 novel flavor ingredients taken from concept to market

Business Model
Multiple Sources of Revenue

Collaboration Model

- Access to Senomyx discoveries in exchange for R&D funding
- R&D Funding Period – Partners evaluate and may select Senomyx products for commercialization
- Royalty Period – Partners pay royalties on use of selected Senomyx products through patent life

Firmenich
Nestlé
AJINOMOTO
Royalty-Based Collaborations

Direct Sales Model

- Complementary to collaboration model – Sales to Flavor Houses
- Expand addressable market
- Enhanced economics vs. royalty-based model
- Five ***Complimyx*** products in portfolio

Complimyx
Direct Sales to Flavor Houses

Senomyx Technology Leadership



Physiology of Taste
Basis for Competitive Advantage



Locations of taste buds on the tongue


Taste Cells
Sweet
Salty
Bitter
Umami
Sour

Nerves send taste perception

- **Five Basic Tastes:** Sweet, Salty, Bitter, Sour, Umami / Savory
- **Taste buds have specialized cells for each taste**
  - Enables high throughput screening platform
- **Senomyx has used taste cell physiology to discover new:**
  - Natural sweeteners (e.g., siratose) and sweet flavor boosters
  - Bitter blockers
  - Flavors that provide savory or cooling taste sensations

Senomyx Discovery Advantages



High-Throughput Screening



Identification & Optimization



Taste Panel

- **Utilize sensitive receptor-based assays**
  - Proprietary libraries contain several million samples / extracts
  - Ability to screen > 40,000 samples / week
- **Optimization guided by assays & taste testing**
- **Utilize established regulatory approval path**
  - Flavor ingredients (FEMA GRAS, JECFA, EFSA)
  - Natural high intensity sweeteners
- **Strong intellectual property position**
  - Patents cover receptors, assays, composition of matter & manufacturing
  - > 500 issued patents globally

Industry Megatrends



senomyx
A Healthier Way To Flavor

Health and Policy Challenges – Industry Megatrends

- **Global Health Epidemic**
  - **Obesity** – 1.5 billion **adults are overweight or obese worldwide**
  - **Diabetes** – 371 million **people living with diabetes worldwide**
- **Sugar Guidelines**
  - **World Health Organization (WHO)** guidelines for sugar intake recommend adults & children reduce daily sugar to < 10% of their total energy intake or ~ 50 grams
  - **2015 Dietary Guidelines Advisory Committee** (HHS and USDA) guidelines limit adults consumption to no more than 50 grams of added sugar per day (January 2016)
  - **U.S. FDA** new Nutrition Facts Panel to list grams of added sugar and what % of daily recommended maximum (approved May 2016)
- **Sugar Use Taxes**
  - Since 2011, **14 major geographies** have implemented taxes on added sugars; experts expect trend to continue
  - November 2016 elections – four new US cities approved soda tax

Sources: Center for Disease Control (CDC) & World Health Organization (WHO), Health and Human Services (HHS), USDA, Senomyx research

Sweet Taste Program
Discovery and Development

senomyx
A Healthier Way To Flavor



Senomyx Solutions
Sweet Flavor Boosters

- Objective: Develop novel sweet flavor booster to expand commercial potential
  - Regulatory authorization and commercialization of four products to date – S617, SR69, SR96, S2383
- Next Generation Booster – ***Sweetmyx® FS22***
  - Allows for reduction up to 50% sucrose and 33% HFCS
  - Comparison to S617
    - Improved stability and solubility
    - Lower cost-in-use anticipated
  - Pursuing product application testing with select companies prior to regulatory authorization
  - Target FEMA GRAS approval October 2017

Senomyx Solutions
Natural High Intensity Sweeteners (HIS)

- Objective: Utilize proprietary screening platform to discover and develop ***novel*** natural high intensity sweeteners
- Key product attribute goals:
  - Superior to market leader (Stevia)
    - Improved taste quality properties
    - Improved cost-in-use
  - Allows for $\geq$ 50% reduction of carbohydrate sweeteners (e.g., sugar)
  - Meets physical property requirements
  - Achieves safety profile objectives
  - Ability to protect intellectual property
- Continued efforts on the acquisition of large, diverse libraries of plant sources

Siratose Discovery Process


Screened > 3 Million Natural Samples
Identified ~ 300 Natural Sweeteners
• 35 distinct families (Monk Fruit one family)
Evaluated Physical Properties & Sensory vs. Reb-A
Evaluated Monk Fruit Sweetener family – selected best in class for development
Selected siratose for development

Background on Monk Fruit Sweeteners *

- Sweeteners extracted from Monk Fruit (also known as Luo Han Guo) have been consumed for centuries
  - Fruit grows on the perennial climbing vine *Siraitia grosvenorii*
  - Mogroside V (mog V) is the primary sweetener in all commercially available forms of Monk Fruit
- Senomyx has discovered a previously undescribed sweetener in Monk Fruit
  - Senomyx has established the common or usual name as siratose
  - Present at less than 1% of the fruit
  - Demonstrates superior potency and overall taste quality compared to mog V and over 50 other mogroside sweeteners

* *Siraitia grosvenorii* is the entire plant; Luo Han Guo and Monk Fruit are synonymous terms describing the fruit of the plant; mogrosides are sweet components of the fruit

Siratose
Comparison to Rebaudioside-A (Stevia)

	Siratose	Rebaudioside-A Stevia	Comments
Potency	√		Requires 33% - 50% less
Taste Quality	√		Less bitterness, off-tastes
Stability	√		Superior hydrolytic stability in low pH products (CSDs)
Solubility	√		Greater margin over use level
Calorie Reduction *	≥ 50%	25% - 30%	Improved taste quality allows for greater reduction
Cost-in-Use	√		Targeting lower cost/kg than Stevia
Regulatory Approval		√	Anticipate FDA GRAS notification process in US

Note: *comparison based on SNMX sensory and analytical data*

** In finished product*

Siratose Next Steps

- **Intellectual Property Strategy** – continue implementation
  - Key components: siratose structure, unique properties (use), fermentation process
- **Commercial Scale Manufacturing** – anticipated through fermentation, with strain development currently in progress
  - Goal to achieve strain proof of concept by end of June 2018
- **Regulatory Authorization** – demonstrated that siratose is bio-equivalent to primary sweetener found in Monk Fruit
  - 5 Monk Fruit extracts have received 'no question' letters to GRAS notifications from the FDA
  - Senomyx is targeting submission of GRAS notification to FDA by the end of 2019
    - Assuming strain development and optimization goals achieved

Current R&D Collaborations & Partnering Strategy

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A Healthier Way To Flavor


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A Healthier Way To Flavor

Current R&D Collaborations

- **PEPSICO** world's 2nd largest food & beverage company
  - Currently commercializing ***Sweetmyx*** S617
- Natural Sweet Taste Program
  - Providing R&D funding support for three years through September 2019
    - $18 million committed R&D funding + cost reimbursements + milestones + royalties
  - Non-exclusive for use in non-alcoholic beverages (except for one major competitor)
  - Rights – access to natural sweeteners and boosters discovered by SNMX
  - Senomyx to screen PepsiCo natural products library
- Salt Taste Program
  - Providing R&D funding support through December 2017
  - Rights – two year first mover advantage in snack foods and snack dips
  - Flavors selected during collaboration purchased from Senomyx (direct sale)

Collaboration Strategy
Natural Sweet Program

- Primary Objectives
  - Maximize commercial opportunity for programs and products
  - Generate non-dilutive research funding to support R&D
  - Create incentive for partners to join syndicate
  - Reduce reliance on single partner
- Collaboration Update
  - Pursuing R&D funding syndicate with select companies
    - Non-exclusive rights – similar to PepsiCo model
    - Siratose disclosures made in early March 2017 advancing discussions
    - Ongoing discussions with ~20 partner candidates
      - New unsolicited companies have expressed interest
    - Positive feedback on siratose in blinded taste tests from potential partners

Natural Sweet Program
Syndicate Partner Advantages

- Key benefits to syndicate partners
  - First Mover Advantage
  - Lower supply cost
  - Supplier flexibility and preferential access

	Syndicate Partners	Non-Partners
Access to discoveries (e.g., siratose)	Immediately for siratose / accelerated for future discoveries	After US Regulatory approval
Supply Cost	"Most Favored Nations" pricing • Based on volume	Higher cost
Supply Sources	Flexibility • Preferred SNMX manufacturer • Select own manufacturer • Directly from SNMX	Direct purchase from SNMX
Commercial Supply	Preferred access	As supply becomes available

Commercial Opportunity Overview

senomyx
A Healthier Way To Flavor



senomyx
A Healthier Way To Flavor

Senomyx Target Markets

- **Key industry challenges:**
  - Health concerns (e.g., obesity, diabetes, high blood pressure)
  - Food-related legislation & taxes
  - Cost & sustainability pressures
  - Provide great tasting products

Global packaged food & non-alcoholic beverage ~ $2.9T retail sales & ~ 7.3B global consumers

- **Carbohydrate Sweeteners ~ $100 billion**
- **Global flavors ~ $12 billion**
- **MSG, menthol, salt ~ $5 billion**

Sources: EuroMonitor, LMC International, Mintel, Milling & Baking News, K&S Group

Key Market Opportunity – Non-alcoholic Beverages

- Global non-alcoholic beverage market 142 billion unit cases (UC)
  - Carbonated Soft Drinks (CSDs) represent ~ 40 billion UC of total
- Commercialization strategy for ***Sweetmyx FS22****
  - Direct sales to CPGs & flavor houses
    - Improved economics vs. royalty model
    - No disclosure by SNMX of companies using our products through direct sales
  - Primary focus on CSDs with additional opportunities in sports & energy drinks, ready-to-drink teas and coffees, juice drinks and flavored milk products
- ***Sweetmyx FS22**** revenue potential in CSDs
  - Initial target market – 8.7 billion UC in United States CSD market
  - Estimate revenue potential to be $6 million to $7 million annually per 1% penetration of USA CSD Market

** Anticipate regulatory authorization Oct. 2017*

Sources: EuroMonitor, Beverage Digest, Senomyx estimates

Commercialization Models

- Royalty-based Collaborations
  - Collaborators selling products formulated with Senomyx Flavors:
    - Ajinomoto, Firmenich, Nestlé and PepsiCo
  - Collaborators pay royalties on sales of their products that include Senomyx Flavors
  - High gross margins – typically 93%
- Direct Sales Model
  - Senomyx sells products directly to Flavor companies

senomyx
A Healthier Way To Flavor

Royalty-based Collaborations – Commercialization Activities

- **Sucrose Booster (S6973)** commercialized in variety of categories
  - Includes ready-to-drink & powdered beverages, dairy products, baked goods
  - Americas, Southeast Asia, Africa, Australia, Europe
- **Sucralose Booster (S2383)** used primarily in beverage products
  - North America, Latin America, Europe, Asia
- **Savory Flavor (S336)** used in new & reformulated products in Asia
- **Bitter Blocker (S6821)** used in several products in a SE Asian country
- **Fructose & Sucrose Booster (Sweetmyx S617)** commercialized in carbonated soft drink
- **Cooling Flavor (S2227)** commercialized in an oral care products

Direct Sales Model


Complimyx®

Direct Sales
Flavor Industry Overview



Foods



Beverages



Personal Care



Pharma / OTC Healthcare

- Flavor Industry:
  - $12 billion annual sales
  - Top 12 companies represent 82% of market
    - Industry Leaders: Givaudan, Firmenich, IFF & Symrise (56% of market)
  - Customer base: Multi-National brands, regional/local brands, food service and private label

Direct Sales
Complimyx® Product Portfolio

Flavor Ingredient / Commercial Supply Available	Benefit / Attribute	Utilization Rights	Regulatory Approval (to-date)
Sweetmyx SR96 Q4 2013	Restore sweet taste of products • Reduce sucrose up to 50%	• All food products • All beverages • Worldwide	FEMA GRAS, JECFA, Japan, China
Sweetmyx SR69 Q3 2014		• All food products • Milk, coffee & tea beverages • Worldwide	FEMA GRAS, JECFA, EFSA, China, Japan
Savorymyx UM80 Q1 2014	Replace / reduce MSG and other nucleotides • Unique savory flavor	• All categories • Worldwide	FEMA GRAS, JECFA, EFSA, China, Japan,
Savorymyx UM33 Q1 2015		• All categories • Worldwide outside Asia (except Japan)	FEMA GRAS, EU, JECFA, EFSA, China, Japan
Bittermyx BB68 Q3 2014	Block bitter tastants • Caffeine, soy & whey protein, stevia, cocoa	• Worldwide • All categories but coffee & whiteners outside Americas	FEMA GRAS, JECFA, Japan, China

Direct Sales Pipeline



>100 Flavor House (FH) Meetings
83 FH MTA Evaluations
50 FH Client Demos/Brief Submissions
• Average 2.6 Complimyx Flavors
16 FH "Wins" = an order of sufficient volume to support use in a commercial (CPG) product
126 CPG "Pull" Visits

Metrics as of 3/02/17

Financial Overview


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Financial Overview

- **Balance Sheet and sources of funding**
  - $12.4 million in cash & highly liquid investments (at 12/31/16)
  - Sources of cash:
    - Committed R&D funding ($17.5 million as of 12/31/16)
      - Includes $6 million per year annual R&D funding under PepsiCo Sweet Program Collaboration
    - Royalties, direct sales and cost reimbursement payments; potential milestone payments
    - Investor purchase agreement with Lincoln Park Capital (LPC)
      - LPC commitment to purchase up to $14 million in common stock through 12/20/18
      - Senomyx decides if / when to sell stock to LPC
- **Efficient capital structure**
  - No debt
  - No preferred stock or warrants

Financial Guidance

- Financial Guidance provided March 2, 2017:
  - For the First Quarter 2017, Senomyx expects:
    - Revenues to be at least $4.2 million, of which at least $2.4 million are commercial revenues
    - Net loss not to exceed $3.7 million
  - For the Full-Year 2017, Senomyx expects R&D and SG&A expenses to be less than $30 million (of which ~ $3.5 million is non-cash, stock-based expense)

Potential 2017 Value Drivers

- Demonstrate R&D progress
  - Siratose advancements
  - *Sweetmyx* FS22 – FEMA GRAS regulatory authorization October ‘17
  - Validation of salt taste target
- Build Sweet Taste Program syndicate
  - Ongoing discussions with ~ 20 companies
    - Non-dilutive funding
    - Potential accelerated commercial pathway
  - Advanced discussions to next phase based on March ‘17 disclosures
- Grow Direct Sales commercial revenue
  - Q1 ‘17 sales more than double previous highest quarterly sales

NASDAQ : SNMX

www.senomyx.com

investor.relations@senomyx.com

senomyx
A Healthier Way To Flavor


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